UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2019

TIMKENSTEEL CORPORATION (Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706
(Address of Principal Executive Offices) (Zip Code)

(330) 471-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	TMST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
TimkenSteel Corporation (the “Company”) is changing the service provider for its 401(k) plans from Empower Retirement to Merrill, a Bank of America company. In connection with this action, a blackout period under the TimkenSteel Corporation Savings and Investment Pension Plan, the TimkenSteel Corporation Bargaining Savings and Investment Pension Plan, the TimkenSteel Corporation Savings Plan for Certain Bargaining Employees, and the TimkenSteel Corporation Voluntary Investment Pension Plan (the “401(k) Plans”) will begin as of 4:00 p.m. Eastern Time on September 23, 2019 and will end as of 8:00 a.m. Eastern Time on October 14, 2019 (the “Blackout Period”). On August 20, 2019, the Company received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding the Blackout Period.
During the Blackout Period, participants in the 401(k) Plans will be unable to obtain loans, withdrawals or distributions from the 401(k) Plans, change or direct investments in their individual accounts, including those involving the TimkenSteel stock fund (regarding TimkenSteel common shares, without par value), change contributions, update beneficiaries, or access their accounts online or by phone.
Also on August 20, 2019, the Company sent a notice (the “Insider Notice”) to its directors and executive officers informing them of the Blackout Period. The Insider Notice was required pursuant to Section 306 of The Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended.
A copy of the Insider Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Any inquiries regarding the Blackout Period may be directed to:
TimkenSteel Corporation
1835 Dueber Avenue SW
Canton, OH 44706
Attention: Frank A. DiPiero
330-471-7000

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Blackout Notice to TimkenSteel Corporation Directors and Executive Officers

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 23, 2019

TimkenSteel Corporation

By:	/s/Frank A. DiPiero
Name:	Frank A. DiPiero
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blackout Notice to TimkenSteel Corporation Directors and Executive Officers